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                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549



                                      FORM 8-K


                                   CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  September 16, 1998


                                  Medtronic, Inc.
               (Exact name of Registrant as Specified in its Charter)


                                     Minnesota
                   (State or Other Jurisdiction of Incorporation)



     1-7707                                                 41-0793183
(Commission File Number)                                  (IRS Employer
                                                       Identification No.)


                              7000 Central Avenue N.E.
                         Minneapolis, Minnesota  55432-3576
               (Address of Principal Executive Offices and Zip Code)


                                   (612) 574-4000
                (Registrant's telephone number, including area code)



                                   Not Applicable
           (Former Name or Former Address, if Changed Since Last Report)


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Item 7.        Financial Statements and Exhibits

     (c) The exhibits listed below relate to the Registration Statements on Form S-3 (Reg. Nos. 333-59625 and 333-62347) of the Registrant and are filed herewith for incorporation by reference in such Registration Statements.

     Exhibit 1.1    Underwriting Agreement
     Exhibit 1.2    Pricing Agreement (U.S. Version)


                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MEDTRONIC, INC.



                                        By /s/ Gary L. Ellis
                                          --------------------------------------
Date:  September 16, 1998               Its Vice President, Corporate Controller
                                           -------------------------------------



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                                   EXHIBIT INDEX

                                  Medtronic, Inc.
                              Form 8-K Current Report
                              Dated September 16, 1998



Exhibit Number      Description
     1.1            Underwriting Agreement
     1.2            Pricing Agreement (U.S. Version)